Exhibit 99.1

Bitech Technologies Executes Definitive Agreement with Bridgelink for a Business Combination to Acquire Battery Energy Storage Systems and Solar Projects with estimated capacity of up to 5.8 GW

Newport Beach, CA, April 15, 2024 – Bitech Technologies Corporation [OTCQB: BTTC], (“the Company” or “Bitech”) a technology solution provider dedicated to green energy solutions, is pleased to announce that it signed a Membership Interest Purchase Agreement (“MIPA” or “Definitive Agreement”) dated April 14, 2024 for a business combination (the “Business Combination”) with Emergen Energy LLC (“Emergen”), a wholly owned subsidiary of Bridgelink Development, LLC (“Bridgelink”), a leading solar and energy storage project development company in Texas. Emergen controls rights to develop a portfolio of battery energy storage system (“BESS”) projects with a cumulative storage capacity estimated at 1.965 gigawatts (“GW”) and rights to develop a portfolio of solar energy development projects with a cumulative capacity estimated at 3.840 GW (collectively, the “Development Projects”).

The execution of the Definitive Agreement underscores our unified commitment to advancing the Development Projects in the United States including Texas, Arizona, and Louisiana. The summary of the Definitive Agreement includes these key points:

●	Through the MIPA, the Company will own 100% ownership interest in Emergen and Bridgelink will own approximately 31.3% of the Company’s outstanding common stock.

●	The Company, under the continued leadership of its current team, will retain its name and ticker symbol while welcoming new executive team members from Bridgelink.

●	The Company will be comprised of two divisions: (1) The BESS and Solar Division, responsible for pursuing, executing, and implementing the Development Projects; and (2) The Technology Solutions and Acquisition Division, that will focus on technology solutions sales as well as growth by acquisitions.

●	The Company and Bridgelink will jointly participate in corporate development efforts with capital expansion following the closing of the Business Combination, with the common goal of funding the Development Projects and achieving an uplisting to NASDAQ as the next step in its corporate expansion strategy.

●	Benjamin Tran shall continue to hold his role as Chairman of the Board of Directors and interim CEO, while Cole Johnson will join the Company as its President with the responsibility of leading its BESS and Solar Division.

“This business combination is a demonstration of a mutually advantageous partnership to benefit our shareholders,” stated Benjamin Tran, CEO of Bitech Technologies. “Through the combination of our complementary strengths, we are establishing a powerful new alliance that is expected to result in rapid growth for a thriving future with the addition of these remarkable development projects. We believe that we will be able to secure the needed financing for the projects that, following their launch, have a potential valuation of up to approximately $325 million based on net present values of potential cashflows using industry standard multiples and discount rates.”

“As an experienced operating partner with Bitech in this exciting business partnership, we’re proud to contribute to the advancement of innovation and sustainability in the renewable energy industry,” commented Cole Johnson, CEO of Bridgelink Development and Manager of Emergen Energy.

The signing of the MIPA marks a significant turning point in the Company’s overall journey, paving the way to maximize ingenuity and adaptability within the renewable energy field. This momentous occasion highlights our steadfast dedication toward transparency, corporate governance, and value creation for our shareholders. It also serves as a proof-point in our preparedness to embark on the next phase of expansion towards sustainable operations for accelerated growth.

By utilizing state-of-the-art battery energy storage systems, upon completion of our planned Development Projects, we expect to be able to effectively store surplus energy during periods of low demand at a lower cost and then release it during peak demand when prices are at their highest. We believe this business operation will allow us to generate sustained revenues throughout the standard lifespan of lithium-ion batteries we plan to use while also contributing to grid stability in the United States. With 1.965 GW of BESS power capacity in its project pipeline, this remarkable achievement now showcases a major pipeline capacity, reaching almost 10% of the U.S. BESS market share. According to Energy Storage News in November 2023, the BESS development pipeline in the U.S. has grown by 50% year-over-year to around 21.5 GW, comprised of 262 projects.1

The closing of the Business Combination is expected to be completed no later than April 24, 2024 and is conditioned upon certain, representations and warranties, as well as the following conditions to closing: (i) the Company entering into a Project Management Services Agreement with an affiliate of Bridgelink pursuant to which this entity will be responsible for management oversight of the completion of the Development Projects in consideration of fees to be provided for in this agreement; (ii) the Company entering into employment and stock option agreements with each of Messrs. Tran and Johnson; (iii) completion of certain organizational matters regarding Emergen to the reasonable satisfaction of Bitech; and (iv) Bitech shall have completed its due diligence review and examination of Emergen and certain due diligence materials provided by Bridgelink to the Company, to the satisfaction of Bitech in its sole discretion.

Comprehensive details of the transactions, as well as audited financial statements of Emergen, will be disclosed in the upcoming Form 8-Ks and other filings with the Securities and Exchange Commission.

About Bitech Technologies Corporation

Bitech Technologies Corporation (OTCQB: BTTC), is a technology solutions enabler dedicated to providing a suite of green energy solutions to renewable energy initiatives. We pursue these innovative energy technologies through system integration solutions while participating in grid-balancing Battery Energy Storage System (BESS) projects to produce sustainable revenues. Our technological innovations focus on microgrids, Home Energy Management System (HEMS), Building Energy Management System (BEMS), City Energy Management System (CEMS), energy storage, and EV related infrastructure. For more information, please visit www.bitech.tech.

About Bridgelink Development LLC

Bridgelink Development, LLC is a leading solar and energy storage development company headquartered in Fort Worth, Texas. With a commitment to advancing sustainable operations, Bridgelink focuses on the development of utility-size solar and BESS projects throughout the U.S. For more information, please visit www.bridgelinkinvestments.com

1 See: US large-scale BESS installations in 2023 already exceed whole of 2022

Cautionary Note Regarding Forward-Looking Statements

This release contains “forward-looking statements”. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to our ability to obtain a commitment for financing, our ability to secure funding for the Development Projects and complete their construction and obtain all required regulatory approvals, future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. Any forward-looking information provided in this release should be considered with these factors in mind. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission from time to time, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K, which are available on the Securities and Exchange Commission’s website at sec.gov. We assume no obligation to update any forward-looking statements contained in this press release.

Contact:

Bitech Technologies Corporation

Investor Relations

Tel: 1.855.777.0888

Email: info@bitech.tech